EAGLE BANCORP, INC.

Sterne Agee Financial Institutions Investor Conference

February 11-13, 2015

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 22 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest and most profitable bank headquartered and operating in the state of Maryland

Note: Financial data at December 31, 2014. Deposit market share data as of June 30, 2014, adjusted for mergers and acquisition activity.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Superior Net Interest Margin – 4.42% for Q4 2014
- Strong Asset Quality – NPA's 0.68% at 12/31/14
- Net Charge Offs to Average Loans(annualized) – 0.17% for 2014
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision and Strong Corporate Governance
- Proven Ability to Evaluate and Execute Acquisitions

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	28	17
Robert P. Pincus	Vice Chairman	42	7
Susan G. Riel	Sr. EVP & COO - EagleBank	39	17
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	44	10
Laurence E. Bensignor	EVP & General Counsel	5	5
Charles C. Brockett	EVP & Director of Operations	26	1
Michael T. Flynn	EVP & COO - Eagle Bancorp	44	11
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	30	4
Steve Reeder	EVP & Chief Deposit Officer	20	2
Lindsey S. Rheaume	EVP & Chief C&I Lending Officer	30	1
Janice L. Williams	EVP & Chief Credit Officer	21	12

Summary Statistics – December 31, 2014

Total Assets:	**$5.2 billion**
Total Loans:	**$4.3 billion**
Total Deposits:	**$4.3 billion**
Tangible Common Equity:	**$439.0 million (1)**
Tangible Book Value per Common Share:	**$14.56 (1)**
Shares Outstanding:	**30,139,396**
SBLF Preferred: (1% Dividend Rate, until January, 2016)	**$71.9 million**
Market Capitalization (at close January 30, 2015):	**$1.03 billion**
Insider Ownership:	**12.5%**
Institutional Ownership:	**57%**
Member of Russell 2000	**Yes**

Note: Data at December 31, 2014 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-55.

EGBN - Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended December 31)	EGBN			Regional Peers (1)
	4Q2012	4Q2013	4Q2014 (2)	4Q2014
Net Interest Margin	4.31%	4.40%	**4.42%**	**3.46%**
Efficiency Ratio	49.82%	50.03%	**45.71%**	**66.64%**
Non-Interest Income/Total Revenue	14.85%	10.01%	**9.30%**	**27.54%**
NPAs + 90 Days Past Due/Total Assets	1.06%	0.90%	**0.68%**	**1.81%**
Allowance Loan Losses/Gross Loans	1.50%	1.39%	**1.07%**	**1.36%**
Coverage Ratio (Allowance to NPLs)	122.19%	165.66%	**205.30%**	**65.38%**
Net Charge-Offs to Average Loans (Annualized)	0.37%	0.18%	**0.26%**	**0.18%**
Tangible Common Equity/Tangible Assets	8.50%	8.86%	**8.54%**	**8.95%**
Return on Average Assets	1.25%	1.33%	**1.38%**	**1.01%**
Return on Average Equity	13.95%	14.07%	**13.15%**	**10.34%**
Earnings Per Share (Full Year)	$1.46	$1.76	**$2.08**	**N/A**

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. (2) Data for Q3, Q4 2014 on an operating basis, net of merger related expenses. (3) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-55.

Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers
<u>Loan Growth</u> (December 31, 2013 - December 31, 2014)		
■ Commercial & Industrial	32.0%	24.9%
■ Commercial Real Estate	50.6%	32.3%
■ Construction & Development	39.9%	56.8%
■ Total Loans	46.4%	35.4%
<u>Deposit Growth</u> (December 31, 2013 - December 31, 2014)		
■ Demand Deposits	38.4%	33.7%
■ Money Market Accounts	27.1%	28.2%
■ Certificates of Deposit	54.3%	19.9%
■ Total Deposits	33.7%	27.3%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Cardinal Bank, United Bank, Old Line Bank, Sandy Spring Bank, Burke & Herbert and Bank of Georgetown.
(1) Data for Q4 2014 on an operating basis, net of merger related expenses.
Source: SNL Financial

EagleBank Locations



I-270
I-95
Loudoun County
Montgomery County
Reston
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

Branch System

Virginia	10
Maryland	7
Washington, DC	5
Total	22

Branch Totals as of 12/31/14, Ballston Branch expected to close in 2015

Enhanced Deposit Market Share in Region

Washington, DC Metropolitan Area							
Rank	Local Rank	Company Name	Branches	30-Jun-13 Balance	30-Jun-14 Balance	Annual Growth	2014 Market Share
1		Wells Fargo & Co	166	$ 23,769,182	$ 25,191,935	5.99%	15.45%
2		Bank of America	165	21,404,120	24,478,686	14.36%	15.01%
3		Capital One	186	22,128,708	22,338,379	0.95%	13.70%
4		SunTrust	175	16,657,678	17,654,301	5.98%	10.83%
5		BB&T Corp	184	13,255,025	13,553,296	2.25%	8.31%
6		PNC Bank	190	10,708,198	11,026,406	2.97%	6.76%
7		Citibank	40	6,617,764	6,298,124	-4.83%	3.86%
8		United Bank	59	2,037,632	4,187,192	105.49%	2.57%
9	**1**	**Eagle Bancorp, Inc.**	**23**	**3,633,920**	**4,162,327**	**14.54%**	**2.56%**
10		M&T Bank Corp	79	4,062,737	4,094,871	0.79%	2.51%
11		HSBC Bank	12	3,270,777	3,334,324	1.94%	2.04%
12		TD Bank, NA	45	2,322,664	2,712,001	16.76%	1.66%
13	2	Cardinal Financial Corp	31	2,130,662	2,454,678	15.21%	1.51%
14	3	Sandy Spring Bank	35	2,277,639	2,357,184	3.49%	1.45%
15	4	Burke & Herbert Bank & Trust	25	2,204,402	2,178,542	-1.17%	1.34%
16	5	Washington First Bank	15	970,001	1,203,312	24.05%	0.74%
17		Union First Market Bank	22	703,056	1,015,314	44.41%	0.62%
18	6	Middleburg Financial Corp	9	922,039	969,689	5.17%	0.59%
19	7	Bank of Georgetown	11	772,055	834,397	8.07%	0.51%
20	8	Old Line Bank	8	794,410	812,032	2.22%	0.50%
		Market Total	**1,716**	**$ 155,467,143**	**$ 163,055,032**	**4.88%**	**100.00%**

76% (ranks 1–8, 2014 Market Share)

Washington, D.C. Metro Area: MD - Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade whose deposits are substantially from outside of the defined market area
Source: FDIC, as of June 30, 2014 and adjusted for merger and acquisition activity

Washington Metropolitan Area Primary Sub-Markets

County / City	Population (Actual)	Total Employment	Number of Businesses
Washington, DC	621,686	632,890	35,996
Montgomery, Maryland	993,116	480,770	39,024
Anne Arundel, Maryland	548,625	259,394	20,430
Prince George's, Maryland	871,533	379,628	28,057
Howard, Maryland	297,571	156,997	11,530
Frederick, Maryland	238,502	114,734	9,478
Charles, Maryland	152,144	55,053	5,078
Saint Mary's, Maryland	109,138	37,765	3,413
Calvert, Maryland	90,989	29,681	3,016
Fairfax, Virginia	1,104,820	569,094	37,597
Arlington, Virginia	215,622	123,657	7,934
Alexandria (City), Virginia	144,229	91,153	7,037
Loudoun, Virginia	339,324	129,797	10,988
Prince William, Virginia	422,849	128,240	11,679
Fauquier, Virginia	66,655	22,301	2,606
Stafford, Virginia	132,927	38,580	3,283
Spotsylvania, Virginia	124,666	37,821	3,629

Source: SNL Financial, Data as of December 31,2013

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 23.8%
Peer CAGR: 3.7%[1]
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit."

Source: SNL Financial

Consistently Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
45.7%
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4

(1) Data for Q2, Q3, Q4 2014 on an operating basis, net of merger related expenses.

Consistent Increases in Operating Leverage



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR 26.0%
CAGR 19.7%
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Revenue ($000s)
Non-Int Expense ($000s)

(1) Data for Q2, Q3, Q4 2014 on an operating basis, net of merger related expenses

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$14,727
EGBN Net Income CAGR: 43.3%
Peer CAGR: 21.7%[1]
Thousands of Dollars
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.

Source: SNL Financial

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands) County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 290,738	$ 73,984	$ 11,712	$ 157,728	$121,465	$ 21,998	$ 46,629	$ 59,278	$ 9,775	$ 793,307	18.4%
Prince George's	60,843	38,688	441	173,570	29,345	5,841	1,386	2,297	8,592	321,003	7.4%
Other MD	52,814	32,719	4,414	326,174	64,785	31,849	14,569	6,902	11,354	545,580	12.7%
Washington, DC	$ 238,004	$125,483	$ 16,089	$ 556,046	$244,592	$ 31,624	$ 47,750	$ 22,808	$ 3,559	$1,285,955	29.8%
Virginia											
Alexandria	$ 16,440	$ 8,158	$ -	$ 26,534	$ 17,006	$ -	$ 833	$ 2,255	$ 2,489	$ 73,715	1.7%
Arlington	$ 17,785	$ 527	$ -	$ 26,664	$ 32,229	$ -	$ 1,258	$ 2,132	$ 1,698	$ 82,293	1.9%
Fairfax	$ 135,620	$ 65,871	$ 11,482	$ 179,775	$ 80,150	$ 22,566	$ 14,852	$ 16,101	$ 16,244	$ 542,661	12.6%
Loudoun	36,969	43,061	-	20,893	21,020	-	2,690	4,101	10,875	139,609	3.2%
Prince William	12,552	16,926	606	74,822	3,443	5,696	282	1,704	9,621	125,652	2.9%
Other VA	18,727	47,456	13,288	92,641	33,080	12,163	1,718	2,671	31,787	253,531	5.9%
Other USA	$ 35,734	$ 8,708	$ -	$ 68,324	$ 7,898	$ 6,683	$ 16,051	$ 2,287	$ 3,408	$ 149,093	3.5%
Total	$ 916,226	$461,581	$ 58,032	$1,703,171	$655,013	$138,420	$148,018	$122,536	$109,402	$4,312,399	100.0%
% of Total	21.2%	10.7%	1.3%	39.7%	15.2%	3.2%	3.4%	2.8%	2.5%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

Note: At December 31, 2014

Geographic Detail of CRE – Construction

(Dollar Values in Thousands)

County	Single & 1-4 Family	Office	Multifamily	Residential Condo	Retail	Mixed Use	Hotel	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 45,410	$ 56,295	$ -	$ 3,125	$ -	$ -	$ 12,505	$ 4,130	$ 121,465	18.5%
Prince George's	1,809	10,500	-	-	7,978	-	-	9,058	29,345	4.5%
Other MD	5,442	-	13,127	-	6,389	1,648	27,531	10,648	64,785	9.9%
Washington, DC	$ 56,721	$ 3,788	$ 73,110	$ 51,063	$ 17,630	$ 34,674	$ -	$ 7,606	$ 244,592	37.4%
Virginia										
Alexandria	$ 5,029	$ -	$ -	$ -	$ 11,977	$ -	$ -	$ -	$ 17,006	2.6%
Arlington	$ 25,603	$ -	$ -	$ 6,626	$ -	$ -	$ -	$ -	$ 32,229	4.9%
Fairfax	$ 50,400	$ 21,226	$ -	$ -	$ 532	$ 4,500	$ -	$ 3,492	$ 80,150	12.2%
Loudoun	3,615	10,375	-	-	4,645	2,385	-	-	21,020	3.2%
Prince William	999	2,444	-	-	-	-	-	-	3,443	0.5%
Other VA	2,994	11,472	935	1,402	442	-	-	15,835	33,080	5.1%
Other USA	$ 6,121	$ -	$ 335	$ -	$ 959	$ 483	$ -	$ -	$ 7,898	1.2%
Total	$ 204,143	$ 116,100	$ 87,507	$ 62,216	$ 50,552	$ 43,690	$ 40,036	$ 50,769	$ 655,013	100.0%
% of Total	31.1%	17.7%	13.4%	9.5%	7.7%	6.7%	6.1%	7.8%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At December 31, 2014

Geographic Detail of CRE- Income Producing

(Dollar Values in Thousands)

County	Retail	Office & Office Condo	Multifamily	Single & 1-4 Family	Mixed Use	Hotel	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 39,697	$ 28,693	$ 3,045	$ 23,243	$ 36,796	$ -	$ 3,400	$ 22,854	$ 157,728	9.3%
Prince George's	41,362	27,697	15,795	10,539	9,853	19,221	27,306	21,797	173,570	10.2%
Other MD	121,719	47,549	24,988	18,846	16,345	42,013	19,124	35,590	326,174	19.2%
Washington, DC	$ 77,103	$ 64,762	$163,438	$ 57,947	$ 22,722	$ 33,128	$ 2,105	$134,841	$ 556,046	32.5%
Virginia										
Alexandria	$ 3,898	$ 12,740	$ -	$ 1,403	$ 1,856	$ -	$ 6,637	$ -	$ 26,534	1.6%
Arlington	$ 425	$ 1,843	$ 7,017	$ 6,830	$ 6,943	$ -	$ -	$ 3,606	$ 26,664	1.6%
Fairfax	$ 46,901	$ 72,871	$ 1,037	$ 17,759	$ 1,755	$ -	$ 918	$ 38,534	$ 179,775	10.6%
Loudoun	6,482	1,456	-	2,375	-	-	404	10,176	20,893	1.2%
Prince William	26,111	11,426	-	661	9,041	-	3,099	24,484	74,822	4.4%
Other VA	33,685	16,808	14,118	6,248	5,157	2,226	-	14,399	92,641	5.4%
Other USA	$ 17,169	$ 13,423	$ -	$ 9,038	$ 303	$ 8,407	$ 2,279	$ 17,705	$ 68,324	4.0%
Total	$ 414,552	$ 299,268	$229,438	$154,889	$110,771	$ 104,995	$ 65,272	$323,986	$1,703,171	100.0%
% of Total	24.3%	17.6%	13.5%	9.1%	6.5%	6.2%	3.8%	19.0%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

Note: At December 31, 2014

EGBN – CRE Risk Management

- Executive & Board Level Oversight of Approval Process
- Disciplined Underwriting
- Robust Portfolio Management
- Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

EGBN - Credit Quality Trends

(Dollars Values in Thousands)	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
30-89 Days Past Due	$ 27,990	$ 18,253	$ 8,794	$ 17,143	$ 10,465	$ 19,222	$ 12,401	$ 15,771
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	28,166	23,507	27,546	24,702	36,326	22,507	29,343	22,443
Total Nonperforming Loans (NPLs)	$ 28,166	$ 23,507	$ 27,546	$ 24,702	$ 36,326	$ 22,507	$ 29,343	$ 22,443
Other Real Estate Owned (OREO)	9,199	12,213	11,285	9,225	8,809	8,843	8,623	13,224
Total Nonperforming Assets	$ 37,365	$ 35,720	$ 38,831	$ 33,927	$ 45,135	$ 31,350	$ 37,966	$ 35,667
Performing Restructured Loans (TDRs)	14,814	14,795	9,978	7,944	7,937	7,906	7,877	12,937
NPAs/Assets	1.12%	1.05%	1.11%	0.90%	1.19%	0.80%	0.91%	0.68%
NPAs+TDRs/Assets	1.57%	1.48%	1.39%	1.11%	1.40%	1.00%	1.10%	1.07%
Reserves	$ 38,811	$ 39,640	$ 39,687	$ 40,921	$ 42,018	$ 43,552	$ 44,954	$ 46,075
Reserves/Loans	1.52%	1.47%	1.42%	1.39%	1.37%	1.33%	1.31%	1.07%
Reserves/NPLs (Coverage Ratio)	137.80%	168.63%	144.08%	165.66%	115.67%	193.50%	153.20%	205.30%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.33%	0.24%	0.20%	0.18%	0.11%	0.20%	0.09%	0.26%

EGBN- Consistent Asset Quality

Total Loans ($000s)


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14
Total Loans ($)
NPA's (%)
Charge Offs (%)

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2009	$133,671	1.50%	0.42%
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
2014	$1,367,241	0.68%	0.17%

Net Charge-Off History for the periods ended December 31, 2014

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.	Peers 3 Year Avg.
Income Producing CRE	0.01%	0.03%	0.33%
Owner Occupied CRE	0.11%	0.12%	0.21%
Construction and Land	0.33%	0.37%	0.54%
Commericial & Industrial	0.39%	0.40%	0.33%

Source: Peer data from Bank Holding Company Performance Report, as of September 30, 2014.

Balanced Loan and Deposit Growth


$4,500,000,000
$4,000,000,000
$3,500,000,000
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Total Loans
Total Deposits

Deposit Composition

(Dollar Values in Thousands)	As of December 31, 2013		As of September 30, 2014		As of December 31, 2014		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 849,408	26.3%	$ 1,056,559	29.9%	$ 1,175,799	27.3%	38.4%
Interest Bearing Transaction	118,580	3.7%	161,886	4.6%	143,628	3.3%	21.1%
Core Savings & Money Market (1)	1,583,751	49.2%	1,711,872	48.4%	1,985,724	46.1%	25.4%
Core CD's (1)	255,580	7.9%	240,909	6.8%	501,743	11.6%	96.3%
Wholesale Money Market	227,339	7.0%	232,721	6.6%	316,877	7.4%	39.4%
Wholesale CD's	190,756	5.9%	129,903	3.7%	186,997	4.3%	(2.0%)
Total Deposits	$ 3,225,414	100%	$ 3,533,850	100%	$ 4,310,768	100%	33.7%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

Superior Relationships/Net Interest Margin


EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.42%
3.46%
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	December 31, 2014 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	29,434	500	40	29,894	7.8%
Mortgage Backed Securites - GSEs	241,120	1,716	2,516	240,320	63.8%
Municipal Bonds	106,983	4,850	121	111,712	28.3%
Other Equity Investments	396	21	-	417	0.1%
Total Securities	$ 377,933	$ 7,087	$ 2,677	$ 382,343	100.0%

Security Type	September 30, 2014 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	38,636	545	97	39,084	10.2%
Mortgage Backed Securites - GSEs	227,525	1,328	3,724	225,129	59.9%
Municipal Bonds	113,390	4,716	250	117,856	29.8%
Other Equity Investments	396	3	-	399	0.1%
Total Securities	$ 379,947	$ 6,592	$ 4,071	$ 382,468	100.0%

Security Type	December 31, 2013 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	46,640	843	148	47,335	12.2%
Mortgage Backed Securites - GSEs	234,206	1,143	6,675	228,674	61.0%
Municipal Bonds	102,423	2,017	2,700	101,740	26.7%
Other Equity Investments	396	-	12	384	0.1%
Total Securities	$ 383,665	$ 4,003	$ 9,535	$ 378,133	100.0%

- Portfolio has $4.4 million of net unrealized gains at December 31, 2014
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.0 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Capital Strength

(Dollars Values in Thousands)

	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total Assets	$ 3,504,928	$ 3,771,503	$ 3,803,952	$ 3,914,444	$ 4,169,181	$ 5,247,880
Total Stockholders Equity	$ 382,100	$ 393,863	$ 410,382	$ 426,821	$ 442,614	$ 620,759
Total Common Stockholders Equity	$ 325,500	$ 337,263	$ 353,782	$ 370,221	$ 386,014	$ 548,859
Tier 1 Leverage Ratio	10.89%	10.93%	10.83%	10.89%	10.70%	10.69%
Tier 1 Risk Based Capital Ratio	11.61%	11.53%	11.57%	11.29%	11.26%	10.39%
Total Risk Based Capital Ratio	13.12%	13.01%	13.04%	12.71%	14.48%	12.97%
Common Equity Tier 1 (CETI) Ratio	9.87%	9.86%	9.95%	9.76%	9.80%	8.92%
Tangible Common Equity Ratio (2)	9.19%	8.86%	9.22%	9.38%	9.19%	8.54%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 55-57 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012
- $70 million of 10 Year No-call Subordinated notes sold in August, 2014
- $15.3 million of SBLF Preferred Stock assumed in October, 2014

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Seven capital raising events since August, 2008
  - 24 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

EagleBank Growth Strategy

- Integrate Virginia Heritage Bank Acquisition
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 2.56% deposit market share in DC Metro Area after VGBK acquisition
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - SBA guaranteed loans, Purchase-money mortgage origination, Treasury management services, Insurance

EGBN Stock Price Performance


Total Return Performance
Eagle Bancorp, Inc.
NASDAQ Stock Market Index-(U.S. Companies)
NASDAQ Bank Index
S&P 500
Index Value
450
400
350
300
250
200
150
100
50
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**16.0%**	**168.7%**	**273.1%**
NASDAQ Stock Market Index	14.8%	89.5%	122.2%
NASDAQ Bank Stock Index	2.8%	65.4%	62.1%
S & P 500 Index	11.4%	63.7%	84.6%

Source: SNL Financial, Chart and calculations as of close, December 31, 2014

EGBN Relative Valuation

Trailing P/E Ratio



50
40
30
20
10
0
18.2
17.4
15.0
14.5
33.3
19.3
17.6
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL Chart and calculations as of close January 30, 2015.

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013 & 2014*

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010-2013*

SNL

- *Ranked among Top 50 Best Performing Community Banks in the U.S. 2011, 2012 & 2013*

Independent Community Bankers of America

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	BANK RATING
KBRA KROLL BOND RATING AGENCY	BBB+
IDC Analyze the Future	283/300
BAUERFINANCIAL, INC	
VERIBANC Information with Integrity	Green - ***

Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 3.1 Million
  - 18,900 new jobs created in last year
  - Average annual job creation is 28,800 over last decade
  - Unemployment rate of 4.5% vs. US average of 5.8% (Nov. 2014)
- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 9 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

Source: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

Unemployment Rate - Largest US Markets November, 2014



%
9
8
7
6
5
4
3
2
1
0
4.5%
US 5.8%
Minneapolis
Washington
Houston
Dallas
Boston
SF-Oakland
Seattle
Philadelphia
Miami
Chicago
New York
Phoenix
Atlanta
Detroit
Los Angeles

Source: BLS, Not Seasonally Adjusted

Average Sales Price Percent Change Washington MSA
All Housing Types



Annual Change
Annual Change by Month
2000 –2009
2010
2011
2012
2013
2014
%
30
20
10
0
-10
-20
-30
6 10 14 13 21 22 2 2 -16 -10
6 6 4 6 5 4 7 5 4 8 9 2 2
1 3 1 3 4 -1 1 2 -7 -4 -5
3 3 6 6 9 3 4 3 6 8 10 14
6 11 10 8 8 9 8 7 8 9 4 5 7
9 2 5 2 2 1 2 -1 5 1 4
2000 2002 2004 2006 2008
Jan Mar May July Sep Nov

Source: MRIS, GMU Center for Regional Analysis

Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

Note: Other includes Health Care/Education and Media
Source: The Wall Street Journal, George Mason University - Center for Regional Analysis

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of December 31, 2013		As of September 30, 2014		As of December 31, 2014		Annual Growth Rate
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Commercial and Industrial	$ 694,350	23.6%	$ 798,489	23.3%	$ 916,226	21.2%	32.0%
Owner Occupied	317,491	10.8%	337,422	9.8%	461,581	10.7%	45.4%
Owner Occupied-Const.	34,659	1.2%	41,846	1.2%	58,032	1.3%	67.4%
Income Producing	1,119,800	38.0%	1,382,838	40.3%	1,703,171	39.7%	52.1%
Construction	413,268	14.0%	501,737	14.6%	655,013	15.2%	58.5%
Land	160,899	5.5%	132,999	3.9%	138,420	3.2%	(14.0%)
Residential Mortgage	90,418	3.1%	126,263	3.7%	148,018	3.4%	63.7%
Home Equity	110,242	3.7%	107,292	3.1%	122,536	2.8%	11.2%
Other Consumer	4,031	0.1%	3,662	0.1%	109,402	2.5%	2614.0%
Total Loans	$ 2,945,158	100.0%	$ 3,432,548	100.0%	$ 4,312,399	100.0%	46.4%

Loan Portfolio Composition

Loan Portfolio by Type



Residential Mortgage 3.4%
Home Equity 2.8%
Other Consumer 2.5%
Land 3.2%
C&I 21.2%
CRE Construction 15.2%
Owner Occupied Const. 1.3%
Owner Occupied CRE 10.7%
Income Producing CRE 39.5%

Loan Portfolio by Location



Other VA 5.9%
Other USA 3.5%
Prince William 2.9%
Montgomery 18.4%
Loudoun 3.2%
Fairfax 12.6%
Prince George's 7.4%
Arlington 1.9%
Alexandria 1.7%
Other MD 12.7%
Washington DC 29.8%

Total Gross Loans: $4.3 Billion

Note: At December 31, 2014

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Retail - 2/3 Tenant 0.3%
Church 0.6%
Apt to Condo Conversion 1.5%
Gas Station 1.2%
Hotel/Motel 6.1%
Industrial 2.3%
Equipment 0.0%
Mixed Use - Predom Com'l 0.2%
Mixed Use - Predom Resid. 4.6%
Mixed Use - Predom Retail 1.8%
Single & 1-4 Family 30.9%
Multifamily 13.3%
Storage 0.5%
Special Use 3.1%
Leasehold DOT 0.3%
Retail - Single Tenant 1.0%
Retail - 4+ Tenant/Strip Ctr. 5.0%
Residential Condo 9.4%
Retail Condo 0.1%
Office 17.6%

Total : $655.0 Million

Income Producing CRE by Type



Unsecured 0.1%
Single & 1-4 Family 7.8%
Multifamily 13.4%
Amusement/Entertainment 0.6%
Apt to Condo Conversion 0.2%
Storage 1.0%
Special Use 3.1%
Assign. Contracts 0.0%
Assign. Ground Lease 0.8%
Retail Condo 4.7%
Assign. Partnership Interests 0.6%
Assign. Rents & Leases 0.0%
Church 0.2%
Retail - Single Tenant 3.5%
Education 1.6%
Retail - 4+ Tenant/Strip Ctr. 10.1%
Gas Station 0.7%
Healthcare 0.6%
Hotel/Motel 6.1%
Retail - 2/3 Tenant 4.3%
Industrial 3.8%
Restaurant 0.9%
Residential Condo 1.3%
Land 9.5%
Other Assignment 0.2%
Office Condo 1.4%
Leasehold DOT 0.4%
Mixed Use - Predom Retail 1.0%
Mixed Use - Predom Resid. 1.8%
Mixed Use - Predom Com'l 3.7%
Office 16.1%
Marketable Securities 0.6%

Total : $1.7 Billion

Note: At December 31, 2014

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	12/31/2013		12/31/2014	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 2,447	0.1%	$ 14,803	0.3%
2000 - Excellent	239,914	8.1%	270,980	6.3%
3000 - Good	1,222,103	41.5%	1,557,055	36.1%
4000 - Acceptable	1,000,354	34.0%	1,694,386	39.3%
5000 - Acceptable with Risk	356,412	12.1%	665,523	15.4%
6000 - Watch	38,828	1.3%	46,038	1.1%
7000 - Special Mention	50,503	1.7%	18,306	0.4%
8000 - Substandard	34,597	1.2%	45,308	1.1%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 2,945,158	**100.0%**	**$ 4,312,399**	**100.0%**



8000 - Substandard 1.1%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
7000 - Special Mention 0.4%
1000 - Prime 0.3%
2000 - Excellent 6.3%
6000 - Watch 1.1%
5000 - Acceptable with Risk 15.4%
3000 - Good 36.1%
4000 - Acceptable 39.3%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 226	$ -	$ -	$ 79	$ 609	$ -	$ -	$ 1,026	$ 19	$ 1,959	$ -	$ 1,959
Prince George's	-	192	-	480	-	-	136	-	-	808	486	1,294
Other MD	606	-	-	-	-	-	-	98	-	704	-	704
Washington DC	3,202	282	-	1,005	3,088	-	-	225	-	7,802	5,506	13,308
Virginia												
Alexandria	43	-	-	-	-	-	-	-	-	43	-	43
Arlington	-	-	-	-	-	-	-	-	-	-	-	-
Fairfax	3,957	-	-	173	-	-	-	-	-	4,130	-	4,130
Loudoun	4,872	-	-	-	-	-	-	48	-	4,920	-	4,920
Prince William	-	-	-	-	-	-	-	-	-	-	-	-
Other VA	69	851	-	-	-	-	210	-	-	1,130	732	1,862
Other USA	-	-	-	908	-	-	-	-	39	947	6,500	7,447
Total	$ 12,975	$ 1,325	$ -	$ 2,645	$ 3,697	$ -	$ 346	$ 1,397	$ 58	$ 22,443	$ 13,224	$ 35,667

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At December 31, 2014

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends	Sep. 2013	Dec. 2013	Mar. 2014	Jun. 2014	Sep. 2014
Repricing Duration of Assets and Liabilities (months)					
Investments	53	50	50	49	49
Loans	26	26	26	26	26
Deposits	35	33	32	33	34
Borrowings	17	16	17	17	43
Economic Value of Assets and Liabilities					
Book Value of Portfolio Loans	$ 2,796,840	$ 2,945,158	$ 3,063,975	$ 3,279,429	$ 3,432,548
Economic Value of Portfolio Loans	$ 2,832,774	$ 2,979,180	$ 3,097,497	$ 3,312,300	$ 3,458,861
Premium (Discount) in Loans	1.3%	1.2%	1.1%	1.0%	0.8%
Book Value of Deposits	$ 2,984,059	$ 3,225,413	$ 3,273,689	$ 3,367,927	$ 3,533,850
Economic Value of Deposits	$ 2,922,892	$ 3,148,113	$ 3,192,784	$ 3,285,461	$ 3,426,168
Premium (Discount) in Deposits	-2.0%	-2.4%	-2.5%	-2.4%	-3.0%
Book Value of Equity	$ 382,099	$ 393,864	$ 410,383	$ 426,821	$ 442,614
Economic Value of Equity	$ 477,632	$ 504,253	$ 523,806	$ 541,593	$ 586,477
Equity Premium Percentage	25%	28%	28%	27%	33%
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 139,103	$ 146,422	$ 150,320	$ 160,149	$ 163,756
Net Interest Income - + 100 basis point shock	$ 136,995	$ 143,418	$ 146,451	$ 155,518	$ 160,097
Percentage Change	-1.5%	-2.1%	-2.6%	-2.9%	-2.2%
Net Interest Income - + 200 basis point shock	$ 138,965	$ 144,773	$ 147,301	$ 156,090	$ 161,663
Percentage Change	-0.1%	-1.1%	-2.0%	-2.5%	-1.3%
Net Interest Income - + 300 basis point shock	$ 142,850	$ 148,470	$ 150,319	$ 158,846	$ 165,031
Percentage Change	2.7%	1.4%	0.0%	-0.8%	0.8%
Net Interest Income - + 400 basis point shock	$ 146,711	$ 152,069	$ 153,261	$ 161,283	$ 168,060
Percentage Change	5.5%	3.9%	2.0%	0.7%	2.6%
Net Interest Income - - 100 basis point shock	$ 134,569	$ 141,639	$ 146,060	$ 155,965	$ 159,402
Percentage Change	-3.3%	-3.3%	-2.8%	-2.6%	-2.7%
Net Interest Income - - 200 basis point shock	$ 131,253	$ 137,192	$ 142,002	$ 152,313	$ 155,134
Percentage Change	-5.6%	-6.3%	-5.5%	-4.9%	-5.3%
Net Interest Income - - 300 basis point shock	N/A	N/A	N/A	N/A	N/A
Percentage Change	N/A	N/A	N/A	N/A	N/A
LONG TERM EFFECTS (dollars in thousands)					
Economic Value of Equity - Flat Balance Sheet	$ 477,632	$ 504,253	$ 523,806	$ 541,593	$ 586,477
Economic Value of Equity - +100 basis point shock	$ 455,997	$ 480,436	$ 497,852	$ 514,294	$ 562,676
Percentage Change	-4.5%	-4.7%	-5.0%	-5.0%	-4.1%
Economic Value of Equity - +200 basis point shock	$ 441,241	$ 464,517	$ 480,353	$ 496,566	$ 548,608
Percentage Change	-7.6%	-7.9%	-8.3%	-8.3%	-6.5%
Economic Value of Equity - +300 basis point shock	$ 430,277	$ 452,537	$ 467,026	$ 482,464	$ 537,595
Percentage Change	-9.9%	-10.3%	-10.8%	-10.9%	-8.3%
Economic Value of Equity - +400 basis point shock	$ 418,905	$ 439,531	$ 452,791	$ 466,814	$ 526,734
Percentage Change	-12.3%	-12.8%	-13.6%	-13.8%	-10.2%
Economic Value of Equity - -100 basis point shock	$ 458,264	$ 481,882	$ 500,427	$ 516,410	$ 556,441
Percentage Change	-4.1%	-4.4%	-4.5%	-4.6%	-5.1%
Economic Value of Equity - -200 basis point shock	$ 440,734	$ 465,321	$ 479,951	$ 492,218	$ 526,813
Percentage Change	-7.7%	-7.7%	-8.4%	-9.1%	-10.2%

Source: FTN Quarterly IRR Report

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition # 1 - Fidelity & Trust Bank, completed August 31, 2008
- Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.
- Acquisition # 2 – Virginia Heritage Bank, completed October 31, 2014.
  - Acquisition significantly enhanced presence and market share in Northern Virginia
  - Systems conversions completed one week after closing
  - Targeted expense savings achieved to date, additional savings expected during 2015 thoughtful manner, without disrupting relationships with customers
  - Ongoing customer relationship retention and development programs

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. Mr. Pincus is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Charles C. Brockett, EVP & Director of Operations

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank

Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Experienced Management Team

Steve Reeder, EVP, Chief Deposit Officer

Mr. Reeder, Executive Vice President and Chief Deposit Officer, joined EagleBank in February 2014. Previously, he held a similar leadership position at Virginia Commerce Bank for over eight years. Prior to that, Mr. Reeder was a Senior Vice President at BB&T in Northern Virginia, where, following its acquisition of First Virginia Bank, he had a combined 15 years of service. Mr. Reeder has over 26 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Historical Balance Sheet

(Dollar Values in Thousands)	2010	2011	2012	2013	2014	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$58,114	$232,411	$339,334	$306,960	$256,025	16.8%	(16.6%)
Securities Available for Sale	237,576	324,053	310,514	389,405	404,903	10.5%	4.0%
Total Cash and Securities	295,690	556,464	649,848	696,365	660,928	12.7%	(5.1%)
Gross Loans HFI	1,675,500	2,056,256	2,493,095	2,945,158	4,312,399	25.2%	46.4%
Loan Loss Reserves	24,754	29,653	37,492	40,921	46,075	17.4%	12.6%
Loans Held for Sale	80,571	176,826	226,923	42,030	44,317	95.5%	5.4%
Total Net Loans	1,731,317	2,203,429	2,682,526	2,946,267	4,310,641	25.6%	46.3%
Real Estate Owned	6,701	3,225	5,299	9,225	13,224	21.0%	43.3%
Total Intangibles	4,035	3,966	3,642	3,276	109,626	91.7%	3246.3%
Total Servicing Rights	153	179	143	234	282	15.2%	20.5%
Other Assets	51,474	63,992	67,983	116,136	153,179	23.9%	31.9%
Total Assets	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Liabilities							
Deposits	$1,726,798	$2,392,095	$2,897,222	$3,225,414	$4,310,768	24.2%	33.7%
FHLB Borrowings	40,000	40,000	30,000	30,000	140,000	22.9%	366.7%
Repurchase Agreements	97,584	103,362	101,338	80,471	61,120	(7.6%)	(24.0%)
Subordinated Debt	9,300	9,300	9,300	9,300	79,300	53.5%	752.7%
Other Liabilities	10,972	19,787	21,605	32,455	35,933	39.4%	10.7%
Total Liabilities	1,884,654	2,564,544	3,059,465	3,377,640	4,627,121	23.4%	37.0%
Equity							
Preferred Equity	22,582	56,600	56,600	56,600	71,900	26.0%	27.0%
Common Equity	180,076	205,236	287,911	340,582	546,212	27.3%	60.4%
Net Unrealized Gain (Loss)	2,058	4,875	5,465	(3,319)	2,647	2.6%	(179.8%)
Total Stockholders Equity	204,716	266,711	349,976	393,863	620,759	26.9%	57.6%
Total Liabilities and Equity	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	80.19	72.63	73.12	78.09	82.17		
Loans/ Deposits	97.03	85.96	86.05	91.31	100.04		
Reserves/ Loans	1.48	1.44	1.50	1.39	1.07		
Annualized Growth Rates (%)							
Asset Growth Rate	15.72	35.51	20.42	33.21	53.92		
Gross Loans HFI	19.74	22.72	21.24	43.23	72.97		
Deposit Growth Rate	18.25	38.53	21.12	34.84	48.79		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Growth Rate 4Q2014 vs 4Q2013	Growth Rate 4Q2014 vs 3Q2014
Assets										
Cash and Equivalents (1)	$270,891	$191,248	$220,379	$306,960	$230,951	$115,482	$208,356	$256,025	(16.6%)	22.9%
Securities Available for Sale	329,585	346,999	367,076	389,405	398,389	389,616	393,125	404,903	4.0%	3.0%
Total Cash and Securities	600,476	538,247	587,455	696,365	629,340	505,098	601,481	660,928	(5.1%)	9.9%
Gross Loans HFI	2,548,024	2,691,358	2,796,840	2,945,158	3,063,975	3,279,429	3,432,548	4,312,399	46.4%	25.6%
Loan Loss Reserves	38,811	39,640	39,687	40,921	42,018	43,552	44,954	46,075	12.6%	2.5%
Loans Held for Sale	132,698	104,767	39,206	42,030	21,862	35,411	41,254	44,317	5.4%	7.4%
Total Net Loans	2,641,911	2,756,485	2,796,359	2,946,267	3,043,819	3,271,288	3,428,848	4,310,641	46.3%	25.7%
Real Estate Owned	9,199	12,213	11,285	9,225	8,809	8,843	8,623	13,224	43.3%	53.4%
Total Intangibles	3,547	3,457	3,367	3,276	3,196	3,118	3,041	109,626	3246.3%	3504.9%
Total Servicing Rights	112	233	230	234	286	261	280	282	20.5%	0.7%
Other Assets	69,620	99,933	106,232	116,136	118,502	125,836	126,908	153,179	31.9%	20.7%
Total Assets	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	39.1%	25.9%
Liabilities										
Deposits (1)	$2,812,930	$2,888,236	$2,984,059	$3,225,414	$3,273,689	$3,367,927	$3,533,850	$4,310,768	33.7%	22.0%
FHLB Borrowings	30,000	30,000	30,000	30,000	30,000	30,000	30,000	140,000	366.7%	366.7%
Repurchase Agreements	92,664	97,327	82,266	80,471	66,437	60,646	58,957	61,120	(24.0%)	3.7%
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	79,300	79,300	752.7%	0.0%
Other Liabilities	18,119	16,315	17,203	32,455	14,144	19,750	24,460	35,933	10.7%	46.9%
Total Liabilities	2,963,013	3,041,178	3,122,828	3,377,640	3,393,570	3,487,623	3,726,567	4,627,121	37.0%	24.2%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	56,600	56,600	71,900	27.0%	27.0%
Common Equity	300,744	313,697	326,863	340,582	354,284	368,383	384,502	546,212	60.4%	42.1%
Net Unrealized Gain (Loss)	4,508	(907)	(1,363)	(3,319)	(502)	1,838	1,512	2,647	(179.8%)	75.1%
Total Stockholders Equity	361,852	369,390	382,100	393,863	410,382	426,821	442,614	620,759	57.6%	40.2%
Total Liabilities and Equity	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	39.1%	25.9%
Balance Sheet Analysis (%)										
Total Gross Loans/Total Assets	76.64	78.91	79.80	78.09	80.55	83.78	82.33	82.17		
Loans/Deposits	90.58	93.18	93.73	91.31	93.59	97.37	97.13	100.04		
Reserves/Loans	1.52	1.47	1.42	1.39	1.37	1.33	1.31	1.07		
Annualized Growth Rates (%)										
Asset Growth Rate	(9.92)	0.07	3.72	10.62	3.44	7.58	14.02	39.15		
Gross Loans HFI	8.81	15.90	16.20	18.13	16.14	22.70	22.01	46.42		
Deposit Growth Rate	(11.64)	(0.62)	3.99	11.33	5.99	8.84	12.72	33.65		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-55.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2010	2011	2012	2013	2014	1 Year Growth Rate
Total Interest Income	$ 96,658	$ 119,124	$ 141,943	$ 157,294	$ 191,573	21.8%
Total Interest Expense	19,832	20,077	14,414	12,504	13,095	4.7%
Net Interest Income	76,826	99,047	127,529	144,790	178,478	23.3%
Loan Loss Provision	9,308	10,983	16,190	9,602	10,879	13.3%
Service Charges on Deposits	3,068	3,318	3,937	4,607	4,906	6.5%
Gain/Loss on Sale of Loans	2,836	6,057	13,942	14,578	6,886	(52.8%)
Gain/Loss on Sale of Securities	1,330	1,445	161	19	22	15.8%
BOLI Revenue	430	401	392	720	1,283	78.2%
Other Noninterest Income	1,578	2,280	2,932	4,792	5,248	9.5%
Total Noninterest Income	9,242	13,501	21,364	24,716	18,345	(25.8%)
Salaries and Employee Benefits	25,511	34,518	43,684	47,481	57,268	20.6%
Premises and Equipment Expenses	8,460	8,371	10,218	11,923	13,317	11.7%
Marketing and Advertising	1,058	1,626	1,759	1,686	1,999	18.6%
Data Processing	2,629	3,554	4,415	5,903	6,163	4.4%
Legal, Accounting and Professional Fees	2,987	3,974	4,253	3,449	3,439	(0.3%)
FDIC Insurance	2,692	2,195	2,089	2,263	2,333	3.1%
Merger Expenses	-	-	-	-	4,699	0.0%
Other Noninterest Expenses	7,668	9,038	10,113	11,874	10,510	(11.5%)
Total Noninterest Expense	51,005	63,276	76,531	84,579	99,728	17.9%
Net Income Before taxes	25,755	38,289	56,172	75,325	86,216	14.5%
Income taxes	9,098	13,731	20,883	28,318	31,958	12.9%
Net Income	16,657	24,558	35,289	47,007	54,258	15.4%
Preferred Dividends	1,299	1,511	566	566	614	8.5%
Net Income Available to Common	$ 15,358	$ 23,047	$ 34,723	$ 46,441	$ 53,644	15.5%
Earnings per Share - Diluted	$ 0.70	$ 1.04	$ 1.46	$ 1.76	$ 2.08	

Data for 2014 on an operating basis, net of merger related expenses

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Growth Rate 4Q2014 vs 4Q2013	Growth Rate 4Q2014 vs 3Q2014
Total Interest Income	$ 37,933	$ 37,985	$ 39,724	$ 41,652	$ 42,837	$ 44,759	$ 47,886	$ 56,091	34.7%	17.1%
Total Interest Expense	3,424	3,121	3,021	2,938	2,830	2,739	3,251	4,275	45.5%	31.5%
Net Interest Income	34,509	34,864	36,703	38,714	40,007	42,020	44,635	51,816	33.8%	16.1%
Loan Loss Provision	3,365	2,357	1,372	2,508	1,934	3,134	2,111	3,700	47.5%	75.3%
Service Charges on Deposits	1,285	951	1,115	1,256	1,192	1,219	1,227	1,268	1.0%	3.3%
Gain/Loss on Sale of Loans	5,649	4,768	2,938	1,223	1,843	1,021	1,822	2,200	79.9%	20.7%
Gain/Loss on Sale of Securities	23	-	-	(4)	8	2	-	12	(400.0%)	0.0%
BOLI Revenue	94	95	231	300	314	310	295	364	21.3%	23.4%
Other Noninterest Income	1,060	1,251	952	1,529	1,106	1,259	1,417	1,466	(4.1%)	3.5%
Total Noninterest Income	8,111	7,065	5,236	4,304	4,463	3,811	4,761	5,310	23.4%	11.5%
Salaries and Employee Benefits	11,200	11,335	12,187	12,759	13,608	13,015	14,942	15,703	23.1%	5.1%
Premises and Equipment Expenses	2,800	2,927	3,222	2,974	3,089	3,107	3,374	3,747	26.0%	11.1%
Marketing and Advertising	347	394	426	519	462	415	544	578	11.4%	6.3%
Data Processing	1,539	1,531	1,386	1,447	1,588	1,432	1,572	1,571	8.6%	(0.1%)
Legal, Accounting and Professional Fees	893	709	984	863	974	799	740	926	7.3%	25.1%
FDIC Insurance	582	614	584	483	544	563	573	653	35.2%	14.0%
Merger Expenses	-	-	-	-	-	576	885	3,239	0.0%	0.0%
Other Noninterest Expenses	3,336	3,175	2,884	2,479	2,833	2,228	2,513	2,935	18.4%	16.8%
Total Noninterest Expense	20,697	20,685	21,673	21,524	23,098	22,135	25,143	29,352	36.4%	16.7%
Net Income Before taxes	18,558	18,887	18,894	18,986	19,438	20,562	22,142	24,074	26.8%	8.7%
Income taxes	6,986	7,212	7,137	6,983	6,939	7,618	8,054	9,347	33.9%	16.1%
Net Income	11,572	11,675	11,757	12,003	12,499	12,944	14,088	14,727	22.7%	4.5%
Preferred Dividends	141	142	142	141	141	142	151	180	27.7%	19.2%
Net Income Available to Common	$ 11,431	$ 11,533	$ 11,615	$ 11,862	$ 12,358	$ 12,802	$ 13,937	$ 14,547	22.6%	4.4%
Earnings per Share - Diluted	$ 0.44	$ 0.44	$ 0.44	$ 0.45	$ 0.47	$ 0.50	$ 0.55	$ 0.56		

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	December 31, 2014		December 31, 2013	
Common shareholders' equity	$	548,859	$	337,263
Less: Intangible assets		(109,908)		(3,510)
Tangible common equity	$	438,951	$	333,753
Book value per common share	$	18.21	$	13.03
Less: Intangible book value per common share		(3.65)		(0.14)
Tangible book value per common share	$	14.56	$	12.89
Total assets	$	5,247,880	$	3,771,503
Less: Intangible assets		(109,908)		(3,510)
Tangible assets	$	5,137,972	$	3,767,993
Tangible common equity ratio		8.54%		8.86%

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Twelve Months Ended December 31, 2014		Three Months Ended December 31, 2014	
Net income	$	54,258	$	14,727
Adjustments to net income				
Merger-related expenses, net of tax		3,472		2,173
Operating net income	$	57,730	$	16,900
Net income available to common shareholders	$	53,644	$	14,547
Adjustments to net income available to common shareholders				
Merger-related expenses, net of tax		3,472		2,173
Operating earnings	$	57,116	$	16,720
Earnings per weighted average common share, basic	$	2.01	$	0.51
Adjustments to earnings per weighted average common share, basic				
Merger-related expenses, net of tax		0.13		0.08
Operating earnings per weighted average common share, basic	$	2.14	$	0.59
Earnings per weighted average common share, diluted	$	1.95	$	0.49
Adjustments to earnings per weighted average common share, diluted				
Merger-related expenses, net of tax		0.13		0.07
Operating earnings per weighted average common share, diluted	$	2.08	$	0.56
Summary Operating Results:				
Noninterest expense	$	99,728	$	29,352
Merger-related expenses		4,699		3,239
Adjusted noninterest expense	$	95,029	$	26,113
Adjusted efficiency ratio		48.28%		45.71%
Adjusted noninterest expense as a % of average assets		2.30%		2.14%
Return on average assets				
Net income	$	54,258	$	14,727
Adjustments to net income				
Merger-related expenses, net of tax		3,472		2,173
Operating net income	$	57,730	$	16,900
Adjusted return on average assets		1.40%		1.38%
Return on average common equity				
Net income available to common shareholders	$	53,644	$	14,547
Adjustments to net income available to common shareholders				
Merger-related expenses, net of tax		3,472		2,173
Operating earnings	$	57,116	$	16,720
Adjusted return on average common equity		14.38%		13.43%

GAAP Reconciliation Footnotes

(1) The reported figure includes the effect of $4.7 million and $3.2 million of merger related expenses ($3.5 million and $2.2 million net of tax) for the twelve and three months ended December 31, 2014. As the magnitude of the merger expenses distorts the operational results of the Company, we present in the GAAP reconciliation below and in the accompanying text certain performance ratios excluding the effect of the merger expenses during the twelve and three months periods ended December 31, 2014. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company.

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.